UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2003
                                                         ----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-5735                  57-1001177
         --------                         --------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)        Identification No.)


203 West Main Street, Union, South Carolina                         29379-0886
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code               (864) 427-9000
                                                                 --------------


                                 Not Applicable
                                 --------------
              (Former name or former address, if changed since last report.)














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Item 8.  Change in Fiscal Year

         On October 21, 2003, the Board of Directors of Union Financial Bancshares, Inc. (the "Company") changed the fiscal year end of the Company from September 30 to December 31, effective December 31, 2003. A transition report on Form 10-QSB covering the transition period from October 1, 2003 through December 31, 2003 will be filed with the Securities and Exchange Commission by February 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNION FINANCIAL BANCSHARES, INC.


Dated:    October 22, 2003      By: /s/ Dwight V. Neese
                                    -------------------------------
                                    Dwight V. Neese
                                    President and Chief Executive Officer